UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  May 24, 2006
                Date of Report (Date of earliest event reported)


                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Michigan                     001-32428                30-0030900
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     Effective May 24, 2006, the Registrant, as part of its cost reduction plan, has reduced the salaries of the following members of its management team as follows; subject to future changes:

Patrick Hook, President & COO, from $210,000 to $189,000; Matthew Soderman, Chief Accounting Officer, from $100,000 to $95,000; and Michael Montgomery, Chief Information Officer, from $120,000 to $112,500.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TARPON INDUSTRIES, INC.

                                   Date: May 26, 2006


                                   By: /s/Matthew Soderman
                                   ----------------------------------------
                                          Matthew Soderman
                                          Chief Accounting Officer